                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 11, 2007 (May 9, 2007)

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

               New York                   1-10986                 11-2148932
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
           incorporation)                                    Identification No.)

   1938 New Highway, Farmingdale, NY         11735
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(Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On May 10, 2007, MISONIX, INC. ("Misonix") issued a press release announcing its financial results for the quarter ended March 31, 2007.
          The press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the
          Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

          On May 9, 2007, the Board of Directors of Misonix adopted amendments
          (the "Amendments") to the By-Laws of the Company (the "By-Laws"). The
          Amendments are effective as of May 9, 2007. Set forth below is a description of the Amendments to the By-Laws including the prior provision of each By-Law so amended.

          Article IV, Section 4.1, of the By-Laws has been amended to provide that the shares of stock of Misonix may be represented by certificates or may be uncertificated. Section 4.1 has also been amended to provide that absent a specific request for a certificate, all shares may be uncertificated upon the original issuance of such shares by Misonix or upon surrender of the certificate representing such shares to Misonix or its transfer agent. Previously, the By-Laws did not provide for the issuance of uncertificated shares.

          Article IV, Section 4.2, of the By-Laws has been amended to provide that the Board of Directors may direct uncertificated shares or, if requested by the registered owner, a new certificate to be issued in place of any certificate previously issued by Misonix alleged to have been lost or destroyed. Previously, the By-Laws did not provide for the issuance of uncertificated shares in the case of a lost or destroyed certificate.

          Article IV, Section 4.3, of the By-Laws has been amended to provide that transfers of record of shares of the capital stock of Misonix shall be made upon its books by the holders of such shares, in person or by attorney duly authorized, and upon either the surrender of a certificate for a like number of shares, properly endorsed or accompanied by a properly endorsed stock power, or upon presentation of proper transfer instructions from the holder of record of uncertificated shares. Previously, the By-Laws did not provide for transfers of record of uncertificated shares.

          Article IV, Section 4.4, of the By-Laws has been amended to provide that except to the extent that the exercise of such power shall be prohibited or circumscribed by the By-Laws, by the Certificate of
          Incorporation, or other certificate filed pursuant to law, or by statute, the Board of Directors shall have power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates and uncertificated shares as it shall deem appropriate. Previously, the By-Laws did not grant the
          Board of Directors the power to make rules and regulations concerning issuance, registration, transfer and cancellation of uncertificated shares.

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Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 3(b)   Text of Amendments to By-Laws of MISONIX, INC.

Exhibit 99.1   Press Release of MISONIX, INC., dated May 10, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2007                      MISONIX, INC.

                                        By: /s/ Richard Zaremba
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                                            Richard Zaremba
                                            Senior Vice President and Chief
                                            Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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3(b)          Text of Amendments to By-Laws of MISONIX, INC.

99.1          Press Release of MISONIX, INC., dated May 10, 2007

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